UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 27, 2012

(Date of Earliest Event Reported)

HARMONIC INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

4300 North First Street

San Jose, CA 95134

(408) 542-2500

(Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 27, 2012, Article III, Section 3.2 of Harmonic Inc.’s (the “Company”) bylaws (the “Bylaws”) was amended to decrease the number of directors from nine to seven. Set forth below is the text of the revised Bylaws provision:

3.2 NUMBER OF DIRECTORS

The board of directors shall consist of seven (7) members. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) at 10:00 a.m. PDT on Wednesday, June 27, 2012 at the Company’s office located at 4300 North First Street, San Jose, CA 95134. As of May 1, 2012, the record date for the 2012 Annual Meeting, there were 117,587,330 shares of common stock issued and outstanding. A quorum of 106,426,292 shares of common stock was present or represented at the 2012 Annual Meeting. All matters submitted to a vote of the Company’s stockholders at the 2012 Annual Meeting were approved. Those matters were as follows:

1.	Stockholders elected seven (7) directors to serve until the earlier of the 2013 Annual Meeting of Stockholders or until their successors are elected and duly qualified.

NAME	FOR	WITHHELD	BROKER NO VOTE
Patrick J. Harshman	82,514,909	2,829,456	21,081,927
Lewis Solomon	81,984,719	3,359,646	21,081,927
Harold Covert	82,138,588	3,205,777	21,081,927
Patrick Gallagher	82,427,913	2,916,452	21,081,927
E. Floyd Kvamme	81,771,576	3,572,789	21,081,927
William F. Reddersen	82,017,491	3,326,874	21,081,927
Susan G. Swenson	84,487,867	856,498	21,081,927

2.	Stockholders approved, on an advisory basis, compensation of named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NO VOTE
80,986,754	4,168,041	189,570	21,081,927

3.	Stockholders approved an amendment to the Company’s 1995 Stock Plan to increase the number of shares of common stock reserved for issuance thereunder by 5,000,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NO VOTE
66,082,961	15,900,231	3,361,173	21,081,927

4.	Stockholders approved an amendment to the Company’s 2002 Director Stock Plan to increase the number of shares of common stock reserved for issuance thereunder by 450,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NO VOTE
64,702,765	17,305,832	3,335,768	21,081,927

5.	Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012.

FOR	AGAINST	ABSTAIN
104,608,945	1,735,754	81,593

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMONIC INC.

Date: July 2, 2012

By:	/s/ Carolyn V. Aver
Carolyn V. Aver
Chief Financial Officer

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